UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

Bravo Brio Restaurant Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

On May 15, 2018, Bravo Brio Restaurant Group, Inc. issued the below communication to shareholders:

May 15, 2018

Dear Shareholder:

We recently mailed to you a proxy statement of Bravo Brio Restaurant Group, Inc. (Bravo Brio) wherein your support is requested, among other matters, for the Agreement and Plan of Merger detailed in the proxy statement. We urge your support for all the Proposals to be voted upon at the special meeting of shareholders to be held on May 22, 2018. As of the date of this letter your shares of Bravo Brio remain unvoted.

The Bravo Brio board of directors unanimously recommends that shareholders vote “FOR” each of the proposals being submitted to a vote at the Bravo Brio special meeting of shareholders.

Please Vote Your Bravo Brio Shares Today!

Regardless of the number of shares you own your vote is very important. We encourage all shareholders to have their voices heard. The approval and adoption of the merger agreement requires the affirmative vote of the holders of a majority of the outstanding Bravo Brio common shares entitled to vote on the proposal. Failure to vote and a vote to abstain will have the same effect as a vote against the proposal to approve and adopt the merger agreement and thereby approve the merger.

There are three ways to vote your shares of Bravo Brio without attending the special meeting of shareholders in person – each only taking a few moments:

•	By Telephone – Shareholders in the United States can submit their vote by calling the toll-free number indicated on the enclosed vote instruction form; please have your control number located on the enclosed vote instruction form available when calling;

•	By Internet – Shareholders can submit their vote via internet at www.proxyvote.com; please have the control number located on the enclosed vote instruction form available; or

•	By Mail – Shareholders can vote by mail by signing, dating and returning the enclosed vote instruction form in the postage-paid envelope provided.

To be valid, your vote by telephone or internet must be received by 11:59 p.m. (Eastern Time) on May 21, 2018, the day preceding the special meeting of shareholders.

If you need assistance in voting your shares or have questions regarding the special meeting of shareholders, please contact Bravo Brio’s proxy solicitor, MacKenzie Partners, Inc., at (800) 322-2885 (toll-free) or (212) 929-5500 (collect), or email at proxy@mackenziepartners.com.

We thank you for your continued support of Bravo Brio.

Sincerely,

Bravo Brio Restaurant Group, Inc.

If you have questions or need assistance in voting your shares, please contact:

1407 Broadway, 27th Floor

New York, New York 10018

(212) 929-5500 (Call Collect)

or

Call Toll-Free (800) 322-2885

Email: proxy@mackenziepartners.com

Additional Information and Where to Find It

In connection with the proposed transaction, the Company has filed a definitive proxy statement on Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”). COMPANY SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive proxy statement was mailed to shareholders of the Company on or about April 20, 2018. Investors and security holders may obtain the documents free of charge at the SEC’s website, http://www.sec.gov. In addition, shareholders may obtain free copies of the documents at the Company’s website, www.bbrg.com, under the heading “Investors.”

Participants in the Solicitation

The Company and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed merger. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the proposed merger is included in the proxy statement and other relevant materials filed with the SEC.

Cautionary Statement Regarding Forward-Looking Statements

Certain matters discussed in this report are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made based on known events and circumstances at the time of release, and as such, are subject to uncertainty and changes in circumstances. These statements may be identified from the use of forward-looking terminology such as “anticipates,” “believes,” “may,” “should,” “could,” “potential,” “continues,” “plans,” “forecasts,” “estimates,” “projects,” “predicts,” “would,” “intends,” “anticipates,” “expects,” “targets,” “is likely,” “will,” or the negative of these terms and similar expressions, and include all statements regarding future performance, earnings projections, events or developments. There is no assurance that an acquisition of the Company by Spice will be consummated and there are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. The risks and uncertainties in connection with such forward-looking statements related to the proposed transaction include, but are not limited to, the occurrence of any event, change or other circumstances that could delay the closing of the proposed transaction; the possibility of non-consummation of the proposed transaction and termination of the merger agreement; the ability and timing to obtain the approval of the Company’s shareholders and to satisfy other closing conditions to the merger agreement; the risk that shareholder litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability;

adverse effects on the Company’s common shares because of the failure to complete the proposed transaction; the Company’s or Spice’s respective businesses experiencing disruptions from ongoing business operations due to transaction-related uncertainty or other factors making it more difficult than expected to maintain relationships with employees, business partners or governmental entities, both before and following consummation of the transaction; significant transaction costs which have been and may continue to be incurred related to the proposed transaction; and other risks and uncertainties described in the Company’s filings with the SEC. The Company, Spice and GP Investments, Ltd. (“GP”) caution readers not to place undue reliance on any forward-looking statements. These forward-looking statements represent the Company’s, Spice’s and GP’s judgment as of the date of this report, and the Company, Spice and GP undertake no obligation to update or revise them unless otherwise required by law.